Exhibit 99.1

NRI Real Estate Investment and Technology, Inc.

Announces Second Quarter Calendar 2022 Financial Results

CORAL GABLES, FL ‒ August 17, 2022 ‒ NRI Real Estate Investment and Technology, Inc., a Maryland corporation and formerly known as NRI Real Token, Inc. (“the “Company”), today announced financial and operational results for the second quarter 2022. The Company’s full financial results were filed on a Quarterly Report on Form 10-Q with the Securities and Exchange Commission (“SEC”) on August 15, 2022.

Below are certain key business and operational highlights of the Company for the second quarter and six months ended June 30, 2022.

Second Quarter Calendar 2022 Business and Operational Highlights

  Total Hotel revenue (inclusive of Food & Beverage and miscellaneous revenue) for the second quarter equaled $5.6M for a Total Revenue per Available Room (“TRevPAR”) of $250.76, exceeding initial CrowdStreet platform projections for the second quarter of 2022 of $5.1M in total revenue and a TRevPAR of $230.81, respectively.
  Total Hotel revenue (inclusive of Food & Beverage and miscellaneous revenue) for the six months ended June 30, 2022 equaled $11.9M for a Total Revenue per Available Room (“TRevPAR”) of $268.14, exceeding initial CrowdStreet platform projections for the six months ended June 30, 2022 of $9.3M in total revenue and a TRevPAR of $209.13, respectively.
  Hotel average occupancy for the second quarter was approximately 57.8% and Hotel Average Daily Rate (“ADR”) was $223.54 compared to initial CrowdStreet platform projections for occupancy and ADR of 72.7% and $203.98, respectively.
  Hotel average occupancy for the six months ended June 30. 2022 was approximately 60.2% and Hotel Average Daily Rate (“ADR”) was $228.00 compared to initial CrowdStreet platform projections for occupancy and ADR of 65.9% and $203.98, respectively.
  Below is further monthly detail relating to ADR and occupancy on a monthly basis over the six months ended June 30, 2022:
    January 2022:
      ADR: $204.45
      Occupancy: 53.0%
    February 2022:
      ADR: $241.87
      Occupancy: 67.1%
    March 2022:
      ADR: $245.00
      Occupancy: 68.5%
    April 2022:
      ADR: $229.07
      Occupancy: 62.1%
    May 2022:
      ADR: $266.65
      Occupancy: 56.5%
    June 2022:
      ADR: $171.40
      Occupancy: 54.8%

  The Hotel Management remains focused on driving ADR to better position the Hotel in the mid to upper end of market segment relative to our competitive property set.
  Food & Beverage component within the Hotel exceeded CrowdStreet platform second quarter and six months expectations, generating $2.7 million in revenue for the second quarter, and $5.7 million in revenue for the six months, compared to initial CrowdStreet platform estimates of $1.8 million, and $3.3 million, for the second quarter and six months , respectively.
  Multifamily rental component of property remains 99.5% leased, with current average rents over $4.10/sf compared to initial CrowdStreet platform projection average leased rent of $3.20/sf as of June 30, 2022. There is a waitlist of over 25 prospective residents. The Company will continue to seek to drive rents higher in line with the current market on new leases and renewals.
    Rent growth on comparable new residential leases signed in the second quarter averaged 39.6%
    Rent growth on comparable new residential leases signed in the six months averaged 27.6%
    Rent growth on renewal residential leases signed in the second quarter averaged 31.0%
    Rent growth on renewal residential leases signed in the six months averaged 24.4%
  Retail component highlights include:
    Signed a new lease with Crema Gourmet, a breakfast and coffee eatery, for approximately 2,600 square feet
    Signed a new lease with Zuri Aesthetics for approximately 5,500 SF
    The retail component is now approximately 86% leased, and we are currently in negotiations for the remaining approximately 3,800 SF of vacant space
    Occupation of the approximately 8,500 SF of space leased to Legends Hospitality, a partner of the University of Miami, is currently delayed as the tenant has not completed their plans and specifications required to obtain the necessary permits for building out that facility. Delays in occupying the space will cause a commensurate delay in the effective date for the collection of related rents.
  Operations are generating positive cash flow. Our credit agreements permit distributions once the Company surpasses a credit agreement defined 5.75% debt yield threshold, based on trailing revenues and expenses for the hotel, retail, and parking components. While cash flow remains positive, meeting the threshold requirement will depend on the revenue components of the various elements of our business, including the continued ramp up of hotel operations toward stabilized occupancy and ADR, rent commencing under the signed leases in particular, with our largest retail tenant, and sustaining or exceeding the current revenues in our food and beverage and residential operations. The current cash flow projections for 2022 will also be affected by the operating expenses, increased interest expenses as a result of higher benchmark Libor rates, and the purchase of a interest rate cap as required by our loan documents. The Company expects to purchase an interest rate cap in the coming weeks, to help mitigate the uncertainty of interest rate volatility.
  The Company and the Lender have been working to modify the current interest rate cap requirements in an effort to minimize the impact on the Company’s cash balances. Our lender has given preliminary approval to purchase a cap on the 1-month SOFR (Secured Overnight Financing Rate) for a reduced term of one year, at an increased strike price of 3.25%.
  The Company is also operating in a market in which labor shortages could affect optimal staffing levels to drive revenues as well as employee wage costs. Nonetheless, the Company currently expects to surpass the debt yield threshold towards the end of 2022, or the first half of 2023, at which time we will evaluate distributions.
  No formal market valuation or appraisal of the property has been commissioned at this stage.

About NRI Real Estate Investment and Technology, Inc.

NRI Real Estate Investment and Technology, Inc. is a Maryland corporation incorporated on June 2, 2021, for the initial purpose of owning, developing and managing THesis Miami, located at 1350 S Dixie Highway, Coral Gables, Florida 33146. THesis Miami, also referred to as the Property, includes a hotel, apartments, retail (restaurants and shopping) units and a parking garage. NRI Real Estate Investment and Technology, Inc. intends to elect to be taxed as a real estate investment trust (REIT) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, beginning with the taxable year ending December 31, 2022.

Cautionary Statements

This press release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and can be identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “should,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “seek,” “predict,” “potential,” “intend,” “plan,” “believe,” the negatives of such terms and other words of similar meaning. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include statements regarding the Company and its industry relating to matters such as anticipated future financial and operational performance, business prospects, expected distributions, and expectations regarding occupancy and rent.

The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. These risks and uncertainties include those risks described under the section entitled “Item 1A. Risk Factors” in the Company’s Form 10 filed with the SEC, as updated by any subsequent filings which the Company makes with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.